Exhibit 10.1 1 LIMITED CONSENT, AMENDMENT NO. 1 AND JOINDER TO CREDIT, SECURITY AND GUARANTY AGREEMENT This LIMITED CONSENT, AMENDMENT NO. 1 AND JOINDER TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”), is made as of this 1st day of July, 2025 (the “Amendment Effective Date”) by and among ASURE SOFTWARE, INC., a Delaware corporation (“Parent”), and any additional borrower that may hereafter be added to this Agreement and each of their successors and permitted assigns (together with Parent, each individually as a “Borrower”, and collectively, the “Borrowers”), ASURE OPERATIONS LLC, a Delaware limited liability company (“Asure Operations”), ASURE CUSTOMER & IP HOLDCO LLC, a Delaware limited liability company (“Asure IP”), ASURE PAYROLL TAX MANAGEMENT LLC, a Delaware limited liability company (“Asure Payroll”), ASURE BENEFITS MANAGEMENT LLC, a Delaware limited liability company (“Asure Benefits”), ASURE TREASURY MANAGEMENT LLC, a Delaware limited liability company (“Asure Treasury”), and any additional entities that become party hereto as Guarantors and each of their successors and permitted assigns (together with Asure Operations, Asure IP, Asure Payroll, Asure Benefits and Asure Treasury, each individually, a “Guarantor” and collectively, with each of their successors and assigns, the “Guarantors”), LATHEM TIME 2025, LLC, a Delaware limited liability company (“Lathem Time”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (“Agent”), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender. RECITALS A. The Borrowers, Guarantors, Agent and Lenders are parties to that certain Credit, Security and Guaranty Agreement, dated as of April 10, 2025, by and among the Borrowers and the other entities from time to time party thereto, as borrowers, the Guarantor and the other entities from time to time party thereto, as guarantors, Agent and Lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as the same is amended hereby and as it may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make certain advances of money and to extend other financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement. B. Parent has notified Agent that it intends to enter into that certain Equity Purchase Agreement, dated as of July 1, 2025 (as in effect on the date hereof and together with the schedules thereto, the “Purchase Agreement”), by and among Pendulum Holding, Inc., a Georgia corporation (“Seller”), each equityholder of Seller party thereto, Lathem Time and the Parent, as buyer, a copy of which is attached hereto as Exhibit A, pursuant to which Parent will acquire all of the issued and outstanding Company Membership Interests (as defined in the Purchase Agreement) of Lathem Time (the “Lathem Acquisition”). C. Pursuant to Section 5.7 of the Credit Agreement, Credit Parties shall not acquire, make, own, hold, or otherwise consummate any Investment (including for the avoidance of doubt, any Acquisition) other than Permitted Investments (including Permitted Acquisitions). D. The sum of all Acquisition Consideration paid or payable by the Credit Parties in connection with the Lathem Acquisition will exceed $7,500,000 and, as such, would require Agent’s consent pursuant to clause (n) of the definition of Permitted Acquisitions. E. The Credit Parties have requested, and Agent and Required Lenders have agreed, to consent for purposes of clause (n) of the definition of Permitted Acquisition to the payment of Acquisition

2 Consideration in excess of $7,500,000 in connection with the Lathem Acquisition. The Credit Parties, Agent and Required Lenders have further agreed to amend the Existing Credit Agreement to, among other things, amend the liquidity covenant, in connection with the foregoing consent. F. Pursuant to the requirements of the Credit Agreement, including the Joinder Requirements in Section 4.11 of the Credit Agreement, Lathem Time will join the Credit Agreement and the other applicable Financing Documents as a Guarantor in accordance with the terms and subject to the conditions set forth herein. AGREEMENT NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders and the Credit Parties hereby agree as follows: 1. Recitals and Definitions. This Agreement shall constitute a Financing Document and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used but not defined in the Recitals hereto). 2. Limited Consent. (a) Subject to the satisfaction of the conditions set forth in this Agreement, including in this Section 2(a) and Section 8, and in reliance on the representations and warranties contained in Section 7 below, Agent and the Required Lenders hereby consent for purposes of clause (n) of the definition of Permitted Acquisition in the Credit Agreement to the consummation of the Lathem Acquisition and the payment of the Acquisition Consideration in connection therewith in excess of $7,500,000, in each case in accordance with the provisions and requirements of the Purchase Agreement; provided, that: (i) After giving effect to the consent herein with respect to clause (n), the consummation of the Lathem Acquisition satisfies each clause of the definition of “Permitted Acquisition” in the Credit Agreement and does not otherwise conflict with the terms of the Credit Agreement and the other Financing Documents; and (ii) the Acquisition is consummated in all material respects in accordance with the terms of the Purchase Agreement in the form attached hereto as Exhibit A. (b) The limited consent set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not, except as expressly provided herein, be deemed to (a) be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (b) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (c) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents; (d) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit; or (e) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3 3. Joinder. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, Lathem Time hereby assumes the Obligations of a Guarantor under the Credit Agreement and joins in, adopts and becomes (i) a Guarantor under the Credit Agreement, and (ii) a party to the other Financing Documents applicable to it as a Guarantor or Credit Party. Each party hereto agrees that all references to “Guarantor” or “Guarantors” and “Credit Party” or “Credit Parties” contained in the Financing Documents are hereby deemed for all purposes on and after the Amendment Effective Date to also refer to and include Lathem Time as a Guarantor and Credit Party, and Lathem Time hereby agrees to comply with all of the terms and conditions of the Financing Documents as if Lathem Time were an original signatory thereto. 4. Amendments to Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 8 below, each of the parties hereto agrees that the Existing Credit Agreement shall be amended as follows: (a) Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Minimum Liquidity Threshold” in its entirety as follows: ““Minimum Liquidity Threshold” means $7,500,000.”; and (b) to supplement Schedules 3.1, 3.4, 3.19, 5.14 and 9.2(b) of the Existing Credit Agreement with Schedules 3.1, 3.4, 3.19, 5.14 and 9.2(b) as set forth in Exhibit B to this Agreement in order to reflect the joinder of Lathem Time as a Credit Party. For the avoidance of doubt, the Exhibits, Schedules and Annexes to the Credit Agreement shall not be amended except as expressly provided for above and in Exhibit B. 5. Grant of Security Interest. Consistent with the intent of the parties and in consideration of the accommodations set forth herein, as further security for the prompt payment in full of all Obligations, and without limiting any other grant of a Lien and security interest in a Security Document, Lathem Time hereby collaterally assigns and grants to the Agent, for the benefit of itself and Lenders, and subject only to Permitted Liens, a continuing first priority Lien on and security interest in, upon, and to all of Lathem Time’s assets, including without limitation, all of Lathem Time’s right, title, and interest in and to the following, whether now owned or hereafter created, acquired or arising, but in all cases excluding Excluded Property: (a) all goods, Accounts, Equipment, Inventory, contracts together with all contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, Intellectual Property, commercial tort claims (including each such claim listed on Schedule 9.2(d)), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), vehicles and title documents with respect to vehicles, cash, deposit accounts, securities accounts, fixtures, letter of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; (b) all of Lathem Time’s books and records relating to any of the foregoing and all rights of access to Lathem Time’s books and records; and (c) any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. (the foregoing, collectively, the “Latham Time Collateral”).

4 Lathem Time hereby authorizes Agent to file without the signature of Lathem Time one or more UCC-1 financing statements relating to liens on personal property relating to all or any part of the Latham Time Collateral, which financing statements may list the Agent as the “secured party” and Lathem Time as the “debtor” and which describe and indicate the collateral covered thereby as all or any part of the Collateral under the Financing Documents (including an indication of the collateral covered by any such financing statement as “all assets” of Lathem Time now owned or hereafter acquired), in such jurisdictions as the Agent from time to time determines are appropriate, and to file without the signature of Lathem Time any continuations of or corrective amendments to any such financing statements, in any such case in order for the Agent to perfect, preserve or protect the Liens, rights and remedies of the Agent with respect to the Lathem Time Collateral. 6. Reaffirmation of Security Interest; Enforceability. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that each of this Agreement and each of the agreements, documents, and instruments executed in connection herewith, the Credit Agreement and the other Financing Documents to which it is a party constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. 7. Confirmation of Representations and Warranties. Each Credit Party (including Lathem Time) hereby (a) represents and warrants to Agent and each Lender that (i) all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with respect to such Credit Party as of the date hereof, and such party’s delivery of its respective signatures hereto shall be deemed to be its certification thereof, except to the extent that any such representation or warranty relates to a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such specific earlier date; provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and (ii) the entry into and giving effect to this Agreement does not result in a Default or Event of Default; and (b) covenants to perform its obligations under the Credit Agreement and the other Financing Documents. 8. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion: (a) Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, Agent and each Lender; (b) Agent shall have received duly executed copies of each of (i) the Purchase Agreement, (ii) the Seller Note (as defined in the Purchase Agreement) and (iii) each other agreement, instrument or document executed in connection with the foregoing; (c) Agent shall have received a duly executed copy of that certain Collateral Assignment Agreement relating to the collateral assignment of the Purchase Agreement and the Representations and Warranties Insurance entered into in connection with the Acquisition, in each case, for the benefit of Agent; (d) Agent shall have received a duly executed copy of that certain Amended and Restated Fee Letter, by and between Agent and Parent;

5 (e) Agent shall have received a duly executed certificate of a Responsible Officer of the Borrower Representative demonstrating, on a pro forma basis after giving effect to the consummation of the Acquisition, that (i) the Total Leverage Ratio is less than 4.50 to 1.00 (calculated on a pro forma basis in a manner reasonably acceptable to Agent as if the Acquisition occurred on the first day of the Defined Period and any Debt incurrence occurred on the last day of the Defined Period) and (ii) Liquidity is greater than or equal to the Minimum Liquidity Threshold after giving effect to Credit Parties’ payment of the Acquisition Consideration in connection therewith and this Agreement; (f) Agent shall have received a duly executed Intellectual Property Security Agreement Supplement with respect to the intellectual property owned by Lathem Time; (g) Agent shall have received a duly executed Perfection Certificate relating to Lathem Time; (h) Agent shall have received a duly executed Notice of Borrowing in connection with the Term Loan Tranche 2 to be advanced to Credit Parties to facilitate the Acquisition; (i) Agent shall have received a certificate of a Responsible Officer of each of the Credit Parties (other than Lathem Time) certifying that (i) there has been no change to any of such Credit Parties’ Organizational Documents since the Closing Date and (ii) such Credit Parties are authorized to execute, deliver and perform of this Agreement and the other documents executed in connection herewith and to borrow the amounts advanced under the Term Loan Tranche 2; (j) Agent shall have received a certificate from an authorized officer of Lathem Time certifying (i) as to the names and signatures of each officer of Lathem Time authorized to execute and deliver this Agreement and all documents executed in connection herewith; (ii) that the Organizational Documents of Lathem Time attached to such certificate are complete and correct copies of such Organizational Documents as in effect on the date of such certification; (iii) as to the resolutions of Lathem Time’s members or other appropriate governing body attached to such certificate approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection herewith; (iv) as to the specimens of the signatures of person(s) authorized by the resolution referred to in clause (iii) above who will execute this Agreement or other documents delivered under or in connection with this Agreement as attached to the certificate; (v) as to the good standing of Lathem Time, as indicated in a current good standing certificate attached to such certificate dated on or around the date hereof; and (vi) any other certifications required in connection with the legal opinion referred to below; (k) Agent shall have received originals of all share certificates, transfers and stock transfer forms or equivalent duly executed by the relevant Credit Party in blank in relation to the assets subject to or expressed to be subject to the security created pursuant to this Agreement and other documents of title to be provided under the Financing Documents; (l) all of the representations and warranties of the Credit Parties set forth herein and in the other Financing Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of such date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

6 (m) Agent shall have received reasonably satisfactory results in respect of (x) searches run against Lathem Time in accordance with Section 7.3 of the Credit Agreement and (y) intellectual property searches, in each case, as Agent may determine reasonably necessary; (n) After giving effect to this Agreement, no Default or Event of Default shall exist under any of the Financing Documents (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); (o) Agent shall have received a legal opinion of Lathem Time’s counsel, addressed to Agent and Lenders and otherwise in form and substance satisfactory to Agent; (p) Agent shall have received evidence satisfactory to Agent of insurance certificates and endorsements covering Lathem Time and its assets in accordance with Section 4.4 of the Credit Agreement; (q) A duly executed a delivered Pledge Supplement, dated as of the date hereof, pursuant to which the Equity Interests of Lathem Time are pledged by Borrower to Agent for the benefit of Lenders; and (r) Agent shall have received such further documents, agreements, information, certificates, records and filings as Agent may reasonably request. 9. Post-Closing Covenants. (a) By the date that is thirty (30) days after the date of this Agreement (or such later date as Agent may agree in writing), Credit Parties shall have provided to Agent a fully executed Deposit Account Control Agreement, in form and substance reasonably satisfactory to Agent, with respect to the Lathem Time Deposit Accounts (“Latham Time Deposit Accounts”) identified on Schedule 5.14 hereto (except to the extent constituting Excluded Accounts or to the extent such Deposit Accounts are closed and no longer in existence). Without limiting the foregoing, from July 3, 2025 until such time as Credit Parties have complied with the covenant set forth in this Section 9(a), Credit Parties shall ensure that the aggregate balance held in all the Latham Time Deposit Accounts (collectively) does not exceed $1,500,000. (b) By the date that is thirty (30) days after the date of this Agreement (or such later date as Agent may agree in writing), Credit Parties shall provide to Agent evidence reasonably satisfactory to Agent of insurance certificates and endorsements covering Lathem Time and its assets in accordance with Section 4.4 of the Credit Agreement. (c) By the date that is thirty (30) days after the date of this Agreement (or such later date as Agent may agree in writing), Credit Parties shall provide to Agent a reasonably acceptable (in Agent’s discretion) landlord’s agreement, mortgagee agreement, or bailee agreement, as applicable, from the lessor of each leased property, the mortgagee of owned property or the warehouseman, consignee, bailee at any business location identified on Schedule 9.2(b) hereto to the extent required pursuant to Section 9.2(g)(iv) of the Credit Agreement. (d) Credit Parties hereby agree that failure to comply with the requirements set forth in this Section 6 shall constitute an immediate and automatic Event of Default. 10. Costs, Fees and Expenses. In consideration of Agent’s agreement to enter into this Agreement, the Credit Parties shall be responsible for the payment of all reasonable out-of-pocket costs,

7 fees and expenses of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents. 11. Ratification. Except as specifically amended pursuant to the terms hereof, the Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party party hereto. Each Credit Party expressly consents and agrees to the execution and delivery of this Agreement and the other documents executed and delivered in connection herewith, ratifies and confirms that no guarantee, assurance, or Lien granted, conveyed or assigned to Agent for the benefit of Lenders under the Financing Documents are released, diminished, impaired, reduced, or otherwise adversely affected by the execution and delivery of this Agreement or the other documents executed and delivered in connection herewith, and ratifies and confirms the Obligations. 12. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s or Lenders’ rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement or any other Financing Document. 13. Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement. Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party. 14. Governing Law and Waiver of Jury Trial. (a) THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). (b) EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

8 (c) EACH CREDIT PARTY, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH CREDIT PARTY, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH CREDIT PARTY, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS. 15. Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety. 16. Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. 17. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record. 18. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. 19. Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9 20. Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents. (SIGNATURES APPEAR ON FOLLOWING PAGES)

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have duly executed this Agreement as of the day and year first hereinabove set forth. BORROWER: ASURE SOFTWARE, INC. By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer

GUARANTORS: ASURE OPERATIONS LLC By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer ASURE CUSTOMER & IP HOLDCO LLC By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer ASURE PAYROLL TAX MANAGEMENT LLC By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer ASURE BENEFITS MANAGEMENT LLC By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer ASURE TREASURY MANAGEMENT LLC By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer LATHEM TIME 2025, LLC By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer

AGENT: MIDCAP FINANCIAL TRUST By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management GP, LLC, its general partner By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory

LENDERS: MIDCAP FINANCIAL TRUST By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management GP, LLC, its general partner By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory MIDCAP FUNDING XIII TRUST By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management GP, LLC, its general partner By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory

LENDERS: MIDCAP FINANCIAL INVESTMENT CORPORATION By: /s/ Kristin Hester Name: Kristin Hester Title: Chief Legal Officer